UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2006
Barrier Therapeutics, Inc.
(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)
(609) 945-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
PRESS RELEASE DATED JUNE 27, 2006

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On June 21, 2006, the Board of Directors of Barrier Therapeutics, Inc, appointed Dennis P. Reilly as the Company’s Principal Accounting Officer. This is in addition to his current position as Vice President, Finance. The appointment to the position of Principal Accounting Officer is in recognition of the expanding significance of his responsibility for accounting and financial matters throughout the Company. In this role, Mr. Reilly is the principal contact for accounting and financial reporting matters with the independent auditors and in facilitating the Company’s compliance with the financial reporting aspects of Sarbanes-Oxley.
     Mr. Reilly has been Barrier Therapeutics’ Vice President of Finance since September 2005. Prior to joining Barrier, from May 2002 until September 2005, Mr. Reilly was Senior Director and Controller of The Medicines Company, a specialty pharmaceutical company specializing in acute hospital products. From September 2000 through April 2002, Mr. Reilly was the U.S. Controller of Orbiscom, Inc., a Dublin, Ireland venture-backed software company focused on e-commerce payment solutions. Mr. Reilly also spent 17 years with Mobil Corporation in various finance roles, including SEC reporting, financial analysis, planning, accounting and audit. Mr. Reilly earned a B.S. in Accounting from Villanova University, an M.B.A. in Finance from Virginia Tech University and is a Certified Public Accountant.
     Other than the appointment of Mr. Reilly to Principal Accounting Officer, the terms of his employment with Barrier have not changed.
Item 8.01 Other Events
     In a press release dated June 27, 2006, in furtherance of its efforts to implement best practices in corporate governance, the Board of Directors of Barrier Therapeutics, Inc., named Peter Ernster as Chairman of the Board. Mr. Ernster has served on the Company’s Board since September 2003. Geert Cauwenbergh, Ph.D. will continue to serve as Chief Executive Officer and a director of the Company. A copy of the press release is furnished pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
          99.1           Press release dated June 27, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: June 27, 2006	By:	/s/ ANNE M. VANLENT

	Name:	Anne M. VanLent
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer